Holter Dam NorthWestern Energy Annual Meeting of Stockholders - April 23, 2020

2 Forward Looking Statements Forward Looking Statements During the course of this presentation, there will be forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often address our expected future business and financial performance, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” or “will.” The information in this presentation is based upon our current expectations as of the date hereof unless otherwise noted. Our actual future business and financial performance may differ materially and adversely from our expectations expressed in any forward-looking statements. We undertake no obligation to revise or publicly update our forward-looking statements or this presentation for any reason. Although our expectations and beliefs are based on reasonable assumptions, actual results may differ materially. The factors that may affect our results are listed in certain of our press releases and disclosed in the Company’s most recent Form 10-K and 10-Q along with other public filings with the SEC. Bob Rowe President & CEO Company Information NorthWestern Corporation Corporate Office Investor Relations Officer dba: NorthWestern Energy 3010 West 69th Street Travis Meyer Ticker: NWE Sioux Falls, SD 57108 605-978-2967 Trading on the NYSE (605) 978-2900 travis.meyer@northwestern.com www.northwesternenergy.com

3 NorthWestern Energy A pure electric and natural gas utility; serving as stewards of critical energy infrastructure; providing essential services - in times of trial and triumph; to our resilient customer base spanning a vast footprint over Montana, South Dakota, Nebraska & Yellowstone Nat’l Park. A Strong Financial Foundation and Investment for the Long Term • Over 100 years of operating history • Customer bills well below national average • Highest ever customer satisfaction scores • Award winning and best practices corporate governance • A history of strong earnings growth • Stable and flexible investment grade balance sheet • Ample liquidity to weather uncertainty (doubled targeted liquidity $100 to $200 million) • A history of annual dividend increases (from $1.00 per share in 2005 to $2.40 in 2020) • A disciplined capital investment program ($400 million plan maintained for 2020) • A history of stable and consistent customer growth • A diverse energy supply portfolio already nearly 60% carbon-Free • A significant generation capacity deficit with opportunity for investment

4 COVID-19…Our Response COVID-19 has consumed our everyday life. This rapidly evolving pandemic has affected all aspects of our operations. We implemented a comprehensive set of actions to help our customers, communities and employees, all while maintaining our commitment to provide safe and reliable energy. We will continue to monitor and adapt our operating and financial plan to meet the challenges ahead. Crisis Action Team activated March 11th • Crisis team (managers) in place with minimum business disruption • Government requirements are the baseline, but we will make decisions by applying available expert information • Open communication channels with state officials and utility commissions Keeping Employees Safe • Employee work from home policy since mid March – where appropriate • All walk-in offices and facilities closed to public • Field employee guidance for safety • Field crews now pods of 4-5 employees Helping Customers and Communities • Communicating with customers, including commercial and industrial • Provided $300K of incremental charitable funding specific for COVID relief, including billing relief for small businesses • Matching employee contributions to COVID-19 relief • Service disconnections for non payment are suspended • Low Income Home Energy Assistance Program • Providing customers and businesses resources to seek additional support on local, state and federal levels

5 About NorthWestern South Dakota Operations Electric 63,800 customers 3,529 miles – transmission & distribution lines 404 MW nameplate owned power generation Natural Gas 47,500 customers 1,713 miles of transmission and distribution pipeline Montana Operations Electric 379,400 customers 24,781miles – transmission & distribution lines 874 MW maximum capacity owned power generation Natural Gas 201,500 customers 6,975 miles of transmission and distribution pipeline Nebraska Operations 17.75 Bcf of gas storage capacity Natural Gas Own 47.2 Bcf of proven natural gas reserves 42,600 customers 795 miles of distribution pipeline Data as of 12/31/2019

6

NWE - An Investment for the Long Term


O'Dell Creek -
Madison River Valley - Montana

Pure Electric & Gas Utility

- 100% pure electric & natural gas utility business with over 100 years of operating history
- Solid economic indicators in service territory
- Diverse electric supply portfolio ~58% hydro, wind & solar

Solid Utility Foundation

- Residential electric & gas rates below national average
- Solid system reliability
- Low leaks per 100 miles of pipe
- Solid JD Power Overall Customer Satisfaction scores

Strong Earnings & Cash Flow

- Consistent track record of earnings & dividend growth
- Strong cash flows aided by net operating loss carry-forwards anticipated to be available into 2021
- Strong balance sheet & investment grade credit ratings

Attractive Future Growth Prospects

- Disciplined maintenance capital investment program to ensure safety and reliability
- Significant investment in renewable resources (hydro & wind) will provide long-term energy supply pricing stability for the benefit of customers for many years to come
- Further opportunity for energy supply investment to meet significant capacity shortfalls

Financial Goals & Metrics

- Debt to total capitalization ratio of 50%-55% with liquidity of $100 million or greater
- Targeted 6%-9% long-term total shareholder return (eps growth plus dividend yield)
- Targeted dividend payout ratio of 60%-70%

Best Practices Corporate Governance

7 A Diversified Electric and Gas Utility (1) (1) NorthWestern’s ‘80/20’ rules: Approximately 80% Electric, 80% Residential and 80% Montana. Nearly $3.9 billion of rate base investment to serve our customers Data as of 12/31/2019 (1) Gross Margin, defined as revenues less cost of sales, is a non-GAAP Measure. See appendix for additional disclosure.

8 Highly Carbon-Free Supply Portfolio MT NWE Contracted energy from Colstrip Energy Limited Partners (CELP), Yellowstone Energy Limited Partners (YELP) as well as a majority of the contracted wind, hydro and solar are federally mandated Qualifying Facilities, as defined under the Public Utility Regulatory Policies Act of 1978 (PURPA). SD Based upon 2019 MWH’s of owned and long-term contracted resources. Approximately 58% of our total company owned and contracted supply is carbon-free. NorthWestern does not own all the renewable energy certificates (RECs) generated by contracted wind, and periodically sells its own RECs with proceeds benefiting retail customers. Accordingly, we cannot represent that 100% of carbon-free energy in the portfolio was delivered to our customers.

9 Strong Utility Foundation . Solid and improving JD Power Overall Customer Satisfaction Scores . Residential electric and natural gas rates below national average . Solid electric system reliability . Low gas leaks per mile – just outside 1st quartile

10 Solid Economic Indicators Source: NorthWestern customer growth - 2008-2016 Forms 10-K Unemployment Rate: US Department of Labor via SNL Database 2/21/17 Electric: EEI Statistical Yearbook (published December 2015, table 7.2) Natural Gas: EIA.gov (Data table "Number of Natural Gas Consumers") Source: Company 10K’s, 2017/2018 EEI Statistical Yearbook – Table 7.2 and EIA.gov • Customer Black Eagle dam growth rates historically exceed National Averages. • Unemployment rates in all three of our states are below or in-line with National Average.

11 A History of Growth $3.30-$3.50 $3.10 - $3.30 $2.60$3.20-$3.40 - $2.75 2010-2019 CAGR’s: GAAP EPS: 7.1% - Non-GAAP EPS: 5.7% - Dividend: 6.0% See appendix for “Non-GAAP Financial Measures”

12 Track Record of Delivering Results * Peer Group: ALE, AVA, BKH, EE, IDA, MGEE, NWN, OGE, OTTR, PNM, POR & SR Return on Equity on GAAP Earnings within 9.5% - 11.0% band over the last 10 years with average of 10.2%. Total Shareholder Return is better than our 12 peer average for the 1 & 10 year periods but lags in the 3 & 5 year periods, due in part to regulatory concerns in Montana. See appendix for “Non-GAAP Financial Measures”

13 Recent Total Shareholder Return (TSR) 2019 TSR: NWE TSR: 24.51% Peer TSR: 21.87% Rank: 7th of 12 peers 1st Quarter: NWE TSR: -15.71% Peer TSR: -17.01% Rank: 6th of 12 peers We reached an all- time high closing stock price of $80.22 on February 19, 2020. • 12 member peer group: ALE (ALLETE), AVA (Avista), BKH (Black Hills Corp), EE (El Paso Electric), IDA (IDACORP), MGEE (MGE Energy), NWN (Northwest Natural Gas),OGE (OGE Energy), OTTR (Otter Tail Power), PNM (PNM Resources), POR (Portland General Electric), and SR (Spire). • As of February 2020, OGS (One Gas) replaces EE (El Paso Electric) in our peer group

14 Investment for Our Customers’ Benefit Over the past 8 years we have been reintegrating our Montana energy supply portfolio and making additional investments across our entire service territory to enhance system safety, reliability and capacity. We have made these enhancements with minimal impact to customers’ bills while maintaining bills lower than the US average. As a result we have also been able to deliver solid earnings growth for our investors. 2010-2019 CAGRs Estimated Rate Base: 10.7% Non-GAAP Diluted EPS: 5.7% See appendix for 2008-2019 CAGRs NWE typical electric bill 1.8% NWE typical natural gas bill: (5.6%) “Non-GAAP Financial Measures” 2008-2018 CAGRs US average electric bill: 1.9%* US average natural gas bill: (2.7%)**

15 Balance Sheet Strength and Liquidity Investment grade credit ratings, liquidity generally in excess of $100 million target, and debt to cap moving lower within our targeted 50%-55% range.

16 Credit Ratings While great strides have been made since emergence from bankruptcy in 2004, regulatory concerns in Montana have put pressure on credit ratings over the last few years. On February 5, 2018, Fitch placed us on Negative Outlook. On May 18, 2018, Moody’s downgraded our senior secured and unsecured credit ratings.

17 Strong Cash Flows While maintenance capex and total dividend payments have continued to grow since 2010 (11.3% and 10.0% CAGR respectively), maintenance capex and dividend payments have slightly exceeded Cash From Operations (CFO), on average, by approximately $10 million per year. Note: 2016 CFO is less than 2015 largely due to $30.8M refund to customers related to FERC/DGGS ruling and $7.2M refund to customers for difference in SD Electric interim & final rates. 2019 CFO is less than 2018 due to under-collection of supply costs by $35.5M, $20.5M credit to MT customers for TCJA, $22.1M in refunds for transmission generation interconnections and a $6.1M insurance proceed in 2018. We expect NOLs to be available into 2021 with alternative minimum tax credits and production tax credits to be available into 2023 to reduce cash taxes. Additionally, we anticipate our effective tax rate to reach approximately 10% by 2023. (See appendix for “Non-GAAP Financial Measures” relating to free cash flow and disclaimer on NOLs)

18 Capital Spending Forecast $1.8 billion of total capital investment over five years We anticipate financing this capital with a combination of cash flow from operations (aided by NOLs available into 2021), first mortgage bonds and equity issuances. Based on current expectations, any equity issuance would be late 2020 or early 2021 and would be sized to maintain and protect current credit ratings. Significant capital investments that are not in the projections or negative regulatory actions could necessitate additional equity funding. Based on the results of the recent competitive solicitation process in South Dakota, $80 million of incremental investment for SD generation is included above (spread between 2020-2021). Capital projections above do not include investment necessary to address identified generation capacity issues in Montana. These additions could increase the capital forecast above in excess of $200 million over the next five years.

19 Earnings Growth $3.30-$3.45$3.30-$3.50Updated $3.10 - $3.30 $2.60$3.20-$3.40 - $2.752020 Guidance Range Non-GAAP Adjusted EPS Growth Averaged 5.4% from 2013 - 2019 NorthWestern is lowering its 2020 earnings guidance range to $3.30 - $3.45 (from $3.45 - $3.60) per diluted share based upon, but not limited to, the following major assumptions and expectations: • COVID-19 related distancing measures and business closures remain in place through June, easing significantly during the 3rd quarter and nearly fully recovered in the 4th quarter of 2020; • Normal weather in our electric and natural gas service territories; • A consolidated income tax rate of approximately (5%) to 0% of pre-tax income; and • Diluted shares outstanding of approximately 50.9 million. Continued investment in our system to serve our customers and communities is expected to provide a targeted long-term 6-9% total return to our investors through a combination of earnings growth and dividend yield. See appendix for additional disclosures regarding “Non-GAAP Financial Measures” See “Non-GAAP Financial Measures” slide in appendix for “Non-GAAP “Adjusted EPS”.

20

Recent Significant Achievements

Strong year for safety at NorthWestern

- Industry Leader Accident Prevention Award from American Gas Association in 2019
- Continue to be a top performer among Edison Electric Institute member companies.


AGA
Industry Leader Accident Prevention Award
Northwestern Energy
2019
Medium Combination Utility

Record best customer satisfaction scores with JD Power & Associates

- Once again received our best JD Powers overall satisfaction survey score.

Best electric reliability scores

- Low SAIDI (System Average Interruption Duration Index) and SAIFI (System Average Interruption Frequency Index) in 2018. Especially significant considering the rugged service territories served.

Corporate Governance Winner

- In 2019 NorthWestern's proxy statement was winner of the "Best Proxy Statement (Small to Mid Cap)" by *Corporate Secretary Magazine*. We have been a finalist in 7 of the last 8 years and also won the award in 2014.


CORPORATE
GOVERNANCE
AWARDS
2019
corporatesecretary
WINNER

Board Diversity Recognition

- Recognized for gender diversity on its board of directors by 2020 Women on Boards. Four of the company's ten directors are female.

20% BY 2020 WOMEN ON BOARDS

Best Investor Relations Program

- Recognized, in 2018 and 2019, by Institutional Investor as a top midcap utility and energy company based on access to senior management, well-informed and empowered IR team, appropriate and timely disclosures and constructive earnings calls.



Environmental, Social and Governance Reporting

- Published EEI's ESG / Sustainability reporting template in December 2018. This quantitative information supplements our biennial Stewardship Report that highlights our commitment to the stewardship of natural resources and our sustainable business practices.

NorthWestern Energy
Delivering a Bright Future

21 Looking Forward Regulatory • In December 2019, the MPSC issued a final order approving our Montana electric rate case settlement, effective April 1, 2019, that results in an annual increase to electric revenue of approximately $6.5 million (based upon a 9.65% return on equity) and a $9.3 million decrease in depreciation expense. Various parties $3.30-$3.45have$3.30-$3.50 filed petitions $3.10 - $3.30 for reconsideration of parts of the order. We expect the MPSC to issue an order on these requests$2.60$3.20-$3.40 -during $2.75 the second quarter of 2020. • In May 2019, we submitted a filing with FERC for our Montana transmission assets. In June 2019, the FERC issued an order accepting our filing, granting interim rates (effective July 1 and subject to refund), establishing settlement procedures and terminating our related Tax Cuts and Jobs Act filing. A settlement judge has been appointed and settlement negotiations are ongoing. We expect to submit a compliance filing with the MPSC upon resolution of our case adjusting the FERC credit in our retail rates. • Each year we submit filings for recovery of electric, natural gas and property taxes. The respective commissions review these tracker filings and make cost recovery determinations based on prudency. Electric Resource Planning • South Dakota: Construction of approximately 60MW / $80 million flexible reciprocating internal combustion engines in Huron, SD to be online by late 2021. • Montana: Competitive all-source solicitation for up to 280 MWs of flexible capacity issued February 2020 with project(s) selection in first quarter 2021 and online in early 2023. Continue to Invest in our Transmission & Distribution Infrastructure • Comprehensive grid modernization and infrastructure program to ensure safety, capacity and reliability. Plans to join Western Energy Imbalance Market (EIM) in April 2021 • Real-time energy market could mean lower cost of energy for Montana customers, more efficient use of renewables and greater power grid reliability.

22

NWE Welcomes New Board Members



Term commenced Oct. 2019

Jeff Yingling has more than 35 years of investment banking experience, serving as an advisor to companies in the power and utilities sector and is currently a Partner of Energy Capital Ventures, a strategic venture fund formed to invest in early stage energy companies. His career has included serving as the Senior Advisor Investment of Banking for Power, Energy and Renewables at Guggenheim Securities, LLC, the investment banking and capital markets business of Guggenheim Partners, as well as senior investment banking positions in the power and utilities sector, with J.P. Morgan, Morgan Stanley, Dean Witter Reynolds, and The First Boston Corporation. He also serves on the board of directors of LendingPoint LLC, and the board of trustees of the Chicago Historical Society. He formerly served on the board of directors for Navigant Consulting, Inc.



Term commenced Dec. 1, 2019

Mahvash Yazdi is president of Feasible Management Consulting, providing strategic consulting in energy and technology, and the former senior vice president and chief information officer of Edison International as well as former chief information officer at Hughes Electronics. Yazdi is nationally recognized as an expert in corporate information technology, drawing from over 38 years of experience over three industries and continents. She also has dedicated her life to serving others, exemplified by receiving the prestigious Ellis Island Medal of Honor and publishing her charitable memoir, *60:60 Celebrating Sixty Years With Sixty Acts Of Kindness.*

NorthWestern Energy
Delivering a Bright Future

23 Exemplary Board of Directors Stephen P. Adik Anthony T. Clark Dana J. Dykhouse Jan R. Horsfall Britt E. Ide • Chairman of the • Committees: Governance, • Committees: Human • Committees: Audit, • Committees: Board Human Resources Resources (chair), Audit Operations (chair) Governance, Operations • Independent • Independent • Independent • Independent • Independent • Director since • Director since Dec. 2016 • Director since Jan. 2009 • Director since April 2015 • Director since April 2017 Nov. 2004 Julia L. Johnson Robert C. Rowe Linda G. Sullivan Mahvash Yazdi Jeff W. Yingling • Committees: Governance • Committees: None • Committees: Audit (Chair), • Committees: Human • Committees: Audit, (chair), Human Resources • CEO and President Operations Resources, Operations Governance • Independent • Director since August 2008 • Independent • Independent • Independent • Director since Nov. 2004 • Director since April 2017 • Director since • Director since Oct. 2019 Dec. 2019

24 Experienced Executive Team Robert C. Rowe Heather H. Grahame Curtis T. Pohl • President and • General Counsel and Vice • Vice President - Chief Executive Officer President of Regulatory Distribution • Current position since and Federal Government • Current position since 2008 Affairs 2003 • Current position since 2010 Brian B. Bird John D. Hines Bobbi L. Schroeppel • Chief Financial Officer • Vice President – • Vice President – • Current position since Supply/Montana Affairs Customer Care, 2003 • Current Position since Communications and 2011 Human Resources • Current Position since 2002 Michael R. Cashell Crystal D. Lail • Vice President - • Vice President and Chief Transmission Accounting Officer • Current Position since • Current position since 2011 2020 (formerly VP and Controller since 2015)

25

Strong Corporate Governance

EEI / ESG and Sustainability

Environmental, Social & Governance Report

Published EEI's ESG / Sustainability reporting template in December 2018. This quantitative information supplements our biennial Stewardship Report that highlights our commitment of the stewardship of natural resources and our sustainable business practices.

20 / 20 – Women on Boards

Recognized for gender diversity on its board of directors by 2020 Women on Boards. Four of the company's ten independent directors are female.

Cogent Reports

NorthWestern Energy was named "Utility Customer Champion" as one of the Most Trusted Brands, in 2014 and 2015, published by Cogent Reports, which surveyed customers from 125 utilities to develop brand-trust scores for combined electric and natural gas utilities.

Corporate Governance Award Winner

NorthWestern Corporation's proxy statement governance awards – *Best Proxy Statement (Small to Mid-Cap)* by Corporation Secretary magazine in 2014 & 2019 and *Exemplary Compensation Discussion and Analysis* from NYSE Governance Services in 2014. NorthWestern was recognized as a finalist by Corporate Secretary magazine in the same category in 2012, 2013, 2016, 2017 & 2018.

Best Investor Relations Program

Recognized in 2019, by Institutional Investor, for the second best IR professional and second best IR Team in the midcap utility and energy company division and earned the best IR Team award in 2018. The awards are based on access to senior management, well-informed and empowered IR team, appropriate and timely disclosures and constructive earnings calls.

NYSE Ethics

In 2013, NorthWestern Energy earned an "A" from New York Stock Exchange's Corpedia, for its Code of Conduct and Ethics, putting it in the top 2 percent of all energy and utility companies reviewed.

NorthWestern Energy
Delivering a Bright Future

26 Strong Corporate Governance Forbes America’s Most Trustworthy Companies “America’s Most Trustworthy Companies,” which identifies the most transparent and trustworthy businesses that trade on the American exchanges. The quantitative and qualitative data analysis looks beyond the raw data on companies’ financial statements to assess the true quality of corporate accounting and management practices. Each year Forbes recognizes 100 companies out of over 8,0000 for this foremost honor. NWE was on of only three utilities to be distinguished with this honor, by Forbes, in 2013. Sioux Empire United Way Business of the Year In February 2017, NorthWestern Energy won Business of the Year, in the 0-100 employee category, from the Sioux Empire United Way (Sioux Falls, SD). Our approximate 40 employees in the Sioux Falls office had the second best giving per employee and also had 100 percent participation in giving for 2016. Community Works Community Works encompasses NorthWestern Energy’s tradition of funding community activities, charitable efforts and economic development within its service territory. NorthWestern Energy’s Community Works programs currently provide more than $2 million annually in funds for community sponsorships, charitable contributions and economic development organizations in Montana, South Dakota and Nebraska. South Dakota National Guard Pro Patria Award The South Dakota National Guard and the Employer Support of the Guard and Reserve (ESGR) recognized NorthWestern in early 2014 with its Pro-Patria award for “exceptional support of national defense through leadership practices and personnel policies” in support of employees who serve in the National Guard and Reserves. The award is given to one company annually. Worksite Health In May 2014, NorthWestern Corporation was recognized, by the Montana Worksite Heath Promotion Coalition, for excellence in promoting worksite health and earned the Gold Award, for our wellness program “Energize Your Life”. Glass Lewis NorthWestern Energy was recognized by Glass Lewis, a leading investment research and global proxy advisory firm, as one of the top 42 companies in the US for its 2011 “Say on Pay” proposal, which recognizes companies with clear disclosure and conservative policy with regards to compensation.

27 Environmental – Social – Governance (ESG) Environmental Social Governance Environmental Report Community Works Report Annual Report http://www.northwesternenergy.com/ http://www.northwesternenergy.com/ http://www.northwesternenergy.com/our- environment/our-environment community-works/community-works company/investor-relations/annual- reports Proxy Statement http://www.northwesternenergy.com/our- These four documents provide valuable insight in company/investor-relations/proxy-materials NorthWestern Energy’s Environmental, Social and Governance (ESG) Sustainability practices.

28 ESG - Environmental NWE Montana & South Dakota combined Based upon 2019 MWH’s of owned and long-term contracted resources. 58% of NorthWestern Energy’s 2019 Electric Generation Portfolio Delivered was Carbon-Free (megawatt hours) Mystic Dam Beethoven Wind Farm 57% Carbon Free Nameplate Portfolio vs 28% National Average (2018 metric) (nameplate capacity)

29

ESG - Environmental

Environmental Stewardship

Highlights of our Environmental Report

- Energy Conservation
- Recycling Efforts
- Smart Meters
- Environmental Protection Programs
  - O'Dell Creek Restoration
  - Pallid Sturgeon Recovery
  - Rainbow Trout Stocking – Hauser & Holter Reserves
  - Lower Madison River Thermal Pulse Program
  - Public Recreation Support with Missouri-Madison Trust
  - Crow Creek Shore Restore
  - Thompson Falls Fish Ladder Program
- Water Quality Monitoring
- Polychlorinated Biphenyls (PCB) Management
- Cultural Resource Management
- Avian Protection Plan
- Environmental Permitting
- Storm Water Management
- Vegetation Management
- Aerial Tree Trimming
- Oil Spill Prevention Measures
- Hazardous Waste Management
- Air Quality Controls



Ariel Tree Trimming and Trout Stocking



LED Streetlights – plan to replace 43,000 company-owned streetlights in Montana with LED lights by 2022, with SD in planning stage.

Missoula Solar Project



Solar Projects - Our Solar projects are focused on building sustainability in collaboration with our communities, schools and universities. Projects integrate Solar with Storage and Automation creating an educational platform that demonstrates the economics and social benefits of Community Solar, Urban integration (unique solar configurations), Rural Reliability, and Micro-grids. To date projects have been built in Bozeman, Missoula, Deer Lodge and Yellowstone National Park with others planned.

LEED Gold Certification - In 2019 NorthWestern Energy's General Office in Butte earned a Gold Certification for Leadership in Energy and Environmental Design (LEED) from the U.S. Green Building Council recognizing a sustainable site, community connectivity, maximum open space water use reduction, construction waste management, recycled content and green power.

O'Dell Creek Restore



Hydroelectric Projects – provide $1.9M annually under a Protection, Mitigation and Enhancement (PME) Program partnering with landowners and agencies to manage fish, wildlife, habitat and water quality. NWE has also provided $1.25M in support of 126 recreation projects through the Missouri-Madison River Fund.

Osprey protection



Avian Protection Plan – We incorporate industry best practices developed by the Avian Power Line Interaction Committee (APLIC) to reduce bird mortalities from power line collisions and electrocutions - including avian-friendly design standards for power poles, training line crews,. collaboration with resource agencies, a formal avian mortality reporting process, building osprey platforms and efforts to increase public awareness.

30 ESG - Social Community Customers Employees Typical Residential Bills Lower than National Safety Culture Transformation $2.1 Billion Economic Output in Average 2018 ($1.88B in Montana & $266M in SD/NE) $1.75 million Donations, Sponsorships & Economic Development in 2018 184 Number of nonprofits that received grants through Employee Volunteer Program $7.8 Million Low-Income Energy Assistance in 2018 Building on Our Best – Improved Customer Satisfaction Scores Strong Engagement of employees are proud to work for 86% NorthWestern Energy Over the last 13 years, our energy efficiency programs have helped customers save 685,041 MWh’s of energy – enough to power 76,000 homes for a year.

31

ESG - Governance

5th Best Score Among 50 Publicly Traded North American Utility and Power Companies by Moody's Investment Services on Best Governance Practices

Corporate Governance

What We Do:

- Annual election of all directors.
- Majority vote plus resignation standard in uncontested elections. If a director receives more "WITHHOLD AUTHORITY" votes than "FOR" votes, the director must submit a resignation for the Board to consider.
- Allow shareholders owning 25 percent of our shares to call a special meeting.
- Independent Board of Directors, except our CEO.
- Independent Board Chair.
- Each of our Board committees (audit, compensation, and governance) is made up solely of independent directors.
- Committee authority to retain independent advisors, which will be paid for by the company.
- Code of Conduct and Ethics. Applies to all employees and Board, with a separate Code of Ethics for Chief Executive Officers and Senior Financial Officers concerning financial reporting and other related matters.
- Robust stock ownership guidelines for executive officers and directors.

What We Don't Do:

- Poison pill or a shareholder rights plan.
- Hedging of company securities.
- Corporate political contributions.
- Supermajority voting, except to approve certain business combinations or mergers.

Diverse Leadership

Board of Directors



Age Diversity
70+ 1
40-49 2
50-59 3
60-69 4
Tenure Diversity
10+ yrs 4
<2 yrs 2
3-9 yrs 4
Gender Diversity
Female 4
Male 6
Ethnic Diversity
African-American 1
Middle Eastern 1
White 8

Executive Team



Age Diversity
40-49 1
60-69 3
50-59 4
Tenure Diversity
10+ yrs 4
<5 yrs 1
5-9 yrs 3
Gender Diversity
Female 3
Male 5
Ethnic Diversity
White 8

Other Recent Governance Recognition

20 / 20 – Women on Boards

Recognized for gender diversity on its board of directors by 2020 Women on Boards. Four of the company's ten directors are female.

Corporate Governance Award Winner

NorthWestern Corporation's proxy statement has won governance awards – *Best Proxy Statement (Small to Mid-Cap)* by Corporation Secretary magazine (2014 & 2019) and *Exemplary Compensation Discussion and Analysis* from NYSE Governance Services (2014) and was recognized as a finalist by Corporate Secretary magazine in the same category for our '12, '13, '16, '17 & '18 statements.

CEO Pay Ratio

To Average Employee Salary

NWE

27:1

All Utilities Average

58:1

Peer Group Average

37:1

32 Our Carbon Reduction Vision for NorthWestern Energy in Montana 90% carbon reduction by 2045 NorthWestern Energy commits to reduce the carbon intensity of our electric energy portfolio for Montana 90% by 2045.* * As compared with our 2010 carbon intensity as a baseline Already over 60% carbon free Today, NorthWestern Energy serves Montana with an electric portfolio that is over 60% carbon free and more than two times better than the total U.S electric power industry (28% carbon free). Over the last decade, we have already reduced the carbon intensity of our energy generation in Montana by more than 50%. How we’re going to get there Our vision for the future builds on the progress we have already made. Already, the foundation of our energy generation is our hydro system, which is 100% carbon free and is available 24 hours a day, 365 days a year. Wind generation is a close second and continues to grow. While utility-scale solar energy is not a significant portion of our energy mix today, we expect it to evolve along with advances in energy storage. We are committed to working with our customers and communities to help them achieve their sustainability goals and add new technology on our system.

33 25% of Colstrip Unit 4 Acquisition On December 9, 2019 NorthWestern (NWE) executed a Purchase and Sale Agreement for the acquisition of Puget Sound Energy’s (PSE) 25% ownership interests in Colstrip Unit 4 (CU4). • Generating Capacity: 185 MW (bringing our total ownership to 407 MW, or 55% of CU4) • Purchase Price: $1.00 • PSE will remain responsible for its current pro rata ownership share of environmental and pension liabilities attributed to events or conditions existing prior to closing of the transaction and for any demolition, reclamation, or remediation costs associated with the existing facilities that comprise CU4. • PSE will enter a Power Purchase Agreement (PPA) with NWE to purchase 90 MW of power for approximately 5 years – indexed to hourly Mid-Columbia power prices. • Net proceeds from the PPA will be placed in a fund and applied against future decommissioning and remediation costs related to the existing 30%, or 222 MW, ownership in CU4. • PPA includes a price floor that reflects the recovery of all fixed operating and maintenance and variable generation costs. • The transaction is conditioned upon MPSC Pre-Approval (filed in February 2020). • Entered a separate agreement (predicated on approval of generation transaction) to acquire an additional 95MW interest in the 500 kV Colstrip Transmission System for net book value at time of sale – expected to be $2.5 to $3.8 million. • Update to transaction • April 2020, Talan Energy, LLC exercised it’s right of first refusal to accept the offer Puget Sound Energy made to us • Talen’s proportionate share of the 185 MW capacity is 92.5 MW • Talen’s intention to execute a contract for their share would reduce our proposed transaction to 92.5MW • We expect to amend our application submitted to the MPSC to reflect Talen’s exercise of the right of first refusal. NWE currently has a 46% reserve margin deficit during peak periods. This exposes our customers to greater market exposure than any of our regional peers. In addition, planned retirements in the Pacific Northwest region exceeding 3,600 MW will compound our market exposure. Acquiring the 25% interest in Colstrip Unit 4 will limit this impact and provide a bridge to future generation technologies.

34 Non-GAAP Financial Measures These materials include financial information prepared in accordance with GAAP, as well as other financial measures, such as Gross Margin and Adjusted Diluted EPS, that are considered “non-GAAP financial measures.” Generally, a non-GAAP financial measure is a numerical measure of a company's financial performance, financial position or cash flows that exclude (or include) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. Gross Margin (Revenues less Cost of Sales) is a non-GAAP financial measure due to the exclusion of depreciation from the measure. Gross Margin is used by us to determine whether we are collecting the appropriate amount of energy costs from customers to allow recovery of operating costs. Adjusted Diluted EPS is another non-GAAP measure. The Company believes the presentation of Adjusted Diluted EPS is more representative of our normal earnings than the GAAP EPS due to the exclusion (or inclusion) of certain impacts that are not reflective of ongoing earnings. The presentation of these non-GAAP measures is intended to supplement investors' understanding of our financial performance and not to replace other GAAP measures as an indicator of actual operating performance. Our measures may not be comparable to other companies' similarly titled measures.

35 Non-GAAP Financial Measures Disclaimer on Net Operating Net Operating Losses (NOL’s): The expected tax rate and the expected availability of NOLs are subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. For discussion of some of the important factors that could cause these variations, please consult the “Risk Factors” section of our most recent 10-K filed with the SEC.

36 Conclusion Best Attractive Pure Strong Solid Utility Practices Future Electric & Earnings & Foundation Corporate Growth Gas Utility Cash Flows Governance Prospects

37 Thank you for attending today’s Annual Meeting